SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 17, 2005

Medis Technologies Ltd.
(Exact name of Registrant as specified in its charter)

Delaware	0-30391	13-3669062
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

805 Third Avenue
New York, New York 10022
(Address of principal executive offices)

Registrant’s telephone number: (212) 935-8484

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

        On March 17, 2005, Medis Technologies Ltd. issued a press release announcing its financial results for the quarter and year ended December 31, 2004. A copy of the press release is being filed as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(a)     Financial Statements of Businesses Acquired: None

(b)     Pro Forma Financial Information: None

(c)     Exhibits:

Exhibit Number	Description of Exhibit

10.28**	Purchase Order dated August 27, 2004 with General Dynamics C4 Systems, Inc.
99.1	Press release issued by the Registrant on March 17, 2005

**	Portions of this document have been omitted and submitted separately with the Securities and Exchange Commission pursuant to a request for “Confidential Treatment.”

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 17, 2005

MEDIS TECHNOLOGIES LTD.

By: /s/ ROBERT K. LIFTON Name: Robert K. Lifton Title: Chief Executive Officer